Exhibit 99.1

Checkmate Pharmaceuticals Announces Key Additions to Executive Management Team

Robert F. Dolski appointed as Chief Financial Officer

Katherine Eade appointed as General Counsel

CAMBRIDGE, Mass., January 4, 2021 – Checkmate Pharmaceuticals, Inc. (NASDAQ: CMPI) (“Checkmate”), a clinical stage biopharmaceutical company focused on developing its proprietary technology to harness the power of the immune system to combat cancer, today announced the appointment of Robert F. Dolski as Chief Financial Officer. Mr. Dolski brings to Checkmate more than 20 years of diversified management experience as a life sciences financial executive driving the strategy, planning, execution, and financing of private and public biopharmaceutical companies.

In addition to Mr. Dolski’s appointment, Checkmate recently strengthened their leadership team by naming Katherine Eade, a seasoned legal and business executive with proven expertise in advising public life sciences companies, as General Counsel.

“Rob’s validated track record and broad range of industry experience driving the financial strategy for various biopharmaceutical companies will play a crucial role in the growth of our company as we advance our lead program, CMP-001, into advanced clinical development” said Barry Labinger, President and Chief Executive Officer of Checkmate. “We are thrilled to have both Rob and Katherine join our team to help lead Checkmate in extending the impact of immunotherapy for patients living with cancer.”

“CMP-001 has a rapidly growing body of clinical data demonstrating its potential as a new treatment option to improve response in combination with checkpoint inhibitors, “ said Mr. Dolski. “I am excited to join Checkmate’s team of accomplished industry veterans and look forward to supporting Checkmate in advancing its business priorities.”

Mr. Dolski joins Checkmate from Akcea Therapeutics where he served as Vice President, Finance. In this role, he oversaw accounting operations, SEC reporting, financial planning and treasury activities supporting the development and global commercialization of several rare disease programs. Previously, he was Vice President, Head of Financial Planning & Analysis for Moderna Therapeutics, and he was Senior Director, Finance at Forum Pharmaceuticals, Inc., a late-stage private equity funded pharmaceutical company focused on neuro-degenerative diseases. He served as Vice President, Finance and Treasury at Human Genome Sciences, Inc., which was acquired by GlaxoSmithKline. Mr. Dolski started his career in the biopharma industry at Amgen, Inc. holding various financial roles. He earned an MBA from The Wharton School and a BS in civil engineering and strategic management from the University of Pennsylvania.

Katherine Eade is an experienced legal and business executive with more than 19 years of experience advising public companies on significant corporate transactions, corporate governance and capital markets, including 12 years in the life sciences industry. She currently serves as a member of the board of directors of Harvard Bioscience. Before joining Checkmate, Ms. Eade served as Vice President, Strategic Commercial Affairs at Align Technology, and she previously served as the Director, M&A Law and Transactions for Corning Incorporated and Division Counsel for Corning’s Life Sciences and Pharmaceutical Technologies divisions. She began her legal career at Cleary Gottlieb, a leading international law firm, and she served as a law clerk for Judge Morton I. Greenberg of the U.S. Court of Appeals for the Third Circuit. She received a JD, cum laude, from Harvard Law School and a BA in government, summa cum laude, from Cornell University.

About Checkmate Pharmaceuticals

Checkmate Pharmaceuticals is a clinical stage biotechnology company focused on developing its proprietary technology to harness the power of the immune system to combat cancer. Checkmate’s’ product candidate, CMP-001, is an advanced generation TLR9 agonist delivered as a biologic virus-like particle designed to trigger the body’s innate immune system to attack tumors in combination with other therapies. Information regarding Checkmate is available at www.checkmatepharma.com.

Availability of Other Information About Checkmate Pharmaceuticals

Investors and others should note that we communicate with our investors and the public using our website (www.checkmatepharma.com), our investor relations website (ir.checkmatepharma.com), and on social media

(Twitter and Linkedin), including but not limited to: investor presentations and investor fact sheets, U.S. Securities and Exchange Commission filings, press releases, public conference calls and webcasts. The information that Checkmate Pharmaceuticals posts on these channels and websites could be deemed to be material information. As a result, we encourage investors, the media, and others interested in us to review the information that is posted on these channels, including the investor relations website, on a regular basis. This list of channels may be updated from time to time on our investor relations website and may include additional social media channels. The contents of our website or these channels, or any other website that may be accessed from our website or these channels, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933.

Forward Looking Statements

Various statements in this release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including. Words such as, but not limited to, “anticipate,” “believe,” “can,” “could,” “expect,” “estimate,” “design,” “goal,” “intend,” “may,” “might,” “objective,” “plan,” “predict,” “project,” “target,” “likely,” “should,” “will,” and “would,” or the negative of these terms and similar expressions or words, identify forward-looking statements. Forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions and uncertainties. These statements include those regarding our product candidate, including its development and therapeutic potential and the advancement of our clinical and preclinical pipeline; expectations regarding the results and analysis of data; and expectations regarding the timing, initiation, implementation and success of its planned clinical trials for CMP-001, and the benefits and related implications of current and future partnerships and/or collaborations. Forward-looking statements should not be read as a guarantee of future performance or results and may not be accurate indications of when such performance or results will be achieved. These forward-looking statements are subject to risks and uncertainties, including those related to the development of our product candidate, including any delays in our ongoing or planned preclinical or clinical trials, the results from clinical trials, including the fact that positive results from a trial may not necessarily be predictive of the results of future or ongoing clinical trials, the impact of the ongoing COVID-19 pandemic on our business, operations, clinical supply and plans, the risks inherent in the drug development process, the risks regarding the accuracy of our estimates of expenses and timing of development, our capital requirements and the need for additional financing, and obtaining, maintaining and protecting our intellectual property. These and additional risks are discussed in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 dated November 13, 2020, as filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act 1933, as amended, which is available on the Securities and Exchange Commission’s website at www.sec.gov, and as well as discussions of potential risks, uncertainties and other important factors in the Company’s subsequent filings with the Securities and Exchange Commission. All information in this press release is as of the date of the release, and the Company undertakes no duty to update this information unless required by law.

Investor Contact

Kleem Chaudhary

Chief Business Officer

kleem@checkmatepharma.com

Media Contact

Karen Sharma

MacDougall

781-235-3060

ksharma@macbiocom.com